Summary Prospectus September 28, 2017

PNC Emerging Markets Equity Fund

Class A – PAEFX Class I – PIEFX Class R – PERMX

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus, Statement of Additional Information and other information about the Fund online at www.pncfunds.com. You may also obtain this information at no additional cost by calling 1-800-622-FUND (3863) or by sending an e-mail request to pncfundfulfillment@pnc.com. The Fund's Prospectus and Statement of Additional Information, both dated September 28, 2017, and as supplemented from time to time, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation.

FUND FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Fund shares. Purchases of Class A Shares may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of PNC Funds. More information about these and other discounts is available from your financial intermediary and in the "Sales Charges" section of the Fund's prospectus on page 154, and in the "Additional Purchase and Redemption Information" section of the Fund's Statement of Additional Information on page 65.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class I	Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%[1]	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	1.00%[2]	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class I	Class R
Management Fees	1.00%	1.00%	1.00%
Distribution (12b-1) Fees	0.01%[3]	None	None
Other Expenses	1.48%	1.23%	1.48%
Shareholder Servicing Fees	0.25%	None	0.25%
Other[4]	1.23%	1.23%	1.23%
Acquired Fund Fees and Expenses[5]	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	2.51%	2.25%	2.50%
Fee Waiver and Expense Reimbursement[6]	0.98%	0.98%	0.98%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement[6]	1.53%	1.27%	1.52%

1  A sales charge is not charged on purchases of Class A Shares in the amount of $1,000,000 or more.

2  This contingent deferred sales charge applies only to purchases of $1,000,000 or more of Class A Shares if the shares are redeemed within 12 months of the date of purchase.

3  The Fund may reimburse expenses incurred by PNC Funds Distributor, LLC (the "Underwriter") up to a maximum of 0.10% under the Fund's distribution plan for Class A Shares. The Board of Trustees (the "Board") has approved a contractual commitment whereby such reimbursements will be no more than the Distribution (12b-1) Fees stated in the table above for the Fund. This commitment continues through September 28, 2018, at which time the Board will determine whether to renew, revise, or discontinue it, except that it may be terminated by the Board at any time.

4  Expense information has been restated to reflect current fees.

5  "Acquired Fund" means any investment company in which the Fund invests or has invested during the period. The Total Annual Fund Operating Expenses will not correlate to the Fund's ratio of expenses to average net assets in the Fund's Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

6  PNC Capital Advisors, LLC, the Fund's investment adviser (the "Adviser"), has contractually agreed to waive Management Fees and reimburse or pay certain operating expenses for the Fund to the extent the Fund's Total Annual Fund Operating Expenses exceed 1.51%, 1.25%, and 1.50% for Class A, Class I and Class R Shares, respectively, excluding certain expenses such as extraordinary expenses, acquired fund fees and expenses, taxes, brokerage commissions, dealer and underwriter spreads, commitment fees on leverage facilities, prime broker fees and expenses, interest expense, and dividend expenses related to short sales. This expense limitation continues through September 28, 2018, at which time the Fund's Adviser will determine whether to renew, revise, or discontinue it, except that it may be terminated by the Board at any time. The Adviser can be reimbursed by the Fund for any contractual fee reductions or expense reimbursements if reimbursement to the Adviser (a) occurs within the three years following the year in which the Fund accrues a liability or recognizes a contingent

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liability with respect to such amounts paid, waived, or reimbursed by the Adviser and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the percentage expense limitation that was in effect at the time the Adviser paid, waived, or reimbursed the amount being repaid by the Fund.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A, Class I, or Class R Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except that the Fee Waiver and Expense Reimbursement and the contractual limitation on Distribution (12b-1) Fees for Class A Shares is reflected only in the one-year period below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class A Shares	$697	$1,218
Class I Shares	$129	$609
Class R Shares	$155	$685

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the fiscal period from March 31, 2017 (commencement of Fund operations) to May 31, 2017, the Fund's annualized portfolio turnover rate was 7% of the value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in equity securities of issuers tied economically to emerging market countries ("emerging market issuers"). Emerging market issuers include companies meeting one or more of the following criteria: (i) the principal trading market for the issuer's securities is in an emerging market country; (ii) the issuer derives at least 50% of its total revenue or profit from goods produced or sold and investments made or services performed in emerging market countries; (iii) the issuer has at least 50% of its assets in emerging market countries; or (iv) the company is organized under the laws of, or has a principal office in, an emerging market country. Emerging market countries include any country represented in any widely recognized index of emerging market or frontier market securities, such as the MSCI Emerging Markets Index, MSCI ACWI ex USA Index, and the MSCI Frontier Markets Index. Emerging markets include frontier markets and most countries in the world other than Australia, Canada, Japan, New Zealand, the United Kingdom, the United States, most of the countries of Western Europe and Hong Kong. "Frontier markets" refers to the markets of smaller, less accessible, but still investable, countries of the developing world.

The Fund may make significant investments in issuers located or doing business in a single country or geographic region. The Fund may invest in securities across all market capitalizations, and the Fund may invest a significant portion of its assets in companies of any one particular market capitalization category.

PNC Capital Advisors, LLC's (the "Adviser") investment process seeks to identify companies with robust and sustainable growth rates, high-quality balance sheets, and management teams with clearly defined growth strategies. In allocating the Fund's assets across geographies, the Adviser uses its proprietary, multi-factor country allocation model to identify and score countries based on factors such as the economic and financial market conditions within each country, specifically economic growth projections, stock market valuation, risk position, and stock market momentum. Next, the Adviser applies a bottom-up security selection screen, which scores all stocks with a particular market capitalization based on growth, profitability and momentum factors, to yield a pool of securities for further fundamental analysis and review. The Adviser's portfolio construction process seeks to combine the best investment candidates within the Adviser's recommended framework of country allocations and security selections.

The Fund may invest in securities denominated in any currency, including U.S. dollars, other developed market currencies, such as the euro, yen and pound sterling, and the currencies of the emerging markets in which the Fund may invest. The Fund typically does not seek to limit its foreign currency exposure, but the Adviser may determine in its discretion to seek to hedge some of its currency exposures back to the U.S. dollar. For example, the Fund may utilize currency forwards to seek to reduce the effect of changes in currency exchange rates on the Fund's performance, where practical. The Fund may also use exchange-traded futures for the efficient management of cash flows and to gain exposure to the asset classes discussed above.

The Fund's investment strategy may involve, at times, investing a significant portion of its assets in one or more industries or sectors that the Adviser believes hold high potential. To the extent that the Fund focuses its investments in the securities of a particular issuer or companies in a particular country, group of countries, region, market, industry, group of industries, sector, or asset class, the Fund's exposure to various risks may be heightened, including price volatility and adverse economic, market, political, or regulatory occurrences affecting that issuer, country, group of countries, region, market, industry, group of industries, sector, or asset class.

The Fund's investments in equity securities may include, for example, common and preferred stocks, American Depositary Receipts and Global Depositary Receipts, other U.S. listings of foreign common stocks, and exchange-traded funds ("ETFs"). The Fund may also invest in fixed income securities of any

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credit quality or duration, including bonds rated below investment grade (commonly referred to as "junk" bonds), warrants and rights, participation notes, or other structured products. The Fund may use ETFs, closed-end funds and derivative instruments to gain exposure to markets, a particular index, or a particular issuer or security.

Derivative instruments in which the Fund may invest include, but are not limited to, swaps, forward currency contracts, futures and structured notes. The Fund may use derivatives as a substitute for taking a position in an underlying asset, to increase returns, to manage risk, or as part of a hedging strategy. Although the Fund may invest in derivatives of any kind, it expects to use futures contracts, forward currency contracts, and options on futures contracts for the purpose of managing exposure to the securities markets or to movements in interest rates or currency values. The Fund may also use futures to gain exposure to a specific country, region, index or issuer. These instruments are not typically used for the purpose of introducing leverage in the Fund, though they may have that result.

The Fund utilizes an active trading approach.

The Fund will provide shareholders with at least 60 days' written notice before changing its 80% policy discussed above.

PRINCIPAL RISKS

Active Trading Risk. To the extent that the Fund buys and sells securities actively, it could have higher expenses (which reduce return for shareholders) and higher taxable distributions.

Capitalization Risk. Small-capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. Therefore, small-cap stocks may be more volatile than those of larger companies and may have less liquidity, which can reduce their selling prices. Mid-capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. As a result, the values of mid-cap-company stocks may be more volatile than those of larger companies.

Country Risk. Significant investment in a particular country will make the Fund's performance more dependent upon the political, economic, and other circumstances relevant to that country than a mutual fund more widely diversified among issuers in different countries.

Currency Risk. To the extent that the Fund invests directly in foreign currencies or in securities that are denominated in, trade in, and pay revenues in, foreign currencies, or derivatives that provide exposure to foreign currencies, the Fund will be exposed to the risk that the currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the hedged currency. Currency exchange rates in foreign countries may fluctuate significantly over short or long periods of time due to changes in interest rates intervention (or lack thereof) by governments, central banks, or supranational entities, such as the International Monetary Fund, or the imposition of currency controls or other political or economic developments.

As a result, the Fund's investments in foreign currency-denominated securities may reduce the returns of the Fund. Currency risk may be especially high if the Fund invests in foreign currencies or engages in foreign currency transactions that are economically tied to emerging or frontier market countries, which may give rise to market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign currencies or engaging in foreign currency transactions that are economically tied to developed foreign countries.

Derivatives Risk. Derivatives are financial instruments whose values depend upon, or are derived from, the value of a reference asset, such as one or more underlying assets, indexes, or currencies and may include, but are not limited to, options, swaps, forward currency contracts, futures, and options on futures. A small investment in derivatives could have a potentially large impact on the Fund's performance. The use of derivatives involves risks different from those associated with investing directly in the reference asset. Derivatives can be volatile, illiquid, and difficult to value, and an imperfect correlation may exist between changes in the value of a derivative held by the Fund and the value of the reference asset. Generally speaking, some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses to the Fund. A small investment in derivatives can have a significant impact on the Fund's exposure to, among other things, securities' market values, interest rates, or currency exchange rates. The Fund's use of derivatives may also affect the amount, timing or character of distributions payable to, and thus taxes payable by, shareholders. In addition, there is also the risk that the Fund may be unable to terminate or sell a derivatives position. There is also the risk that derivative counterparties may suffer financial difficulties and may not fulfill their contractual obligations to the Fund. Derivatives are also subject to operations risk, the risk that loss will occur as a result of inadequate systems and controls, human error, or otherwise.

Emerging Markets Risk. Investing in issuers located in or tied economically to emerging markets is subject to the same risks as foreign market investments, generally to a greater extent. Emerging markets may have additional risks including greater fluctuations in market values and currency exchange rates; increased risk of default; greater social, economic, and political uncertainty and instability; increased risk of nationalization, expropriation, or other confiscation of assets of issuers to which the Fund may be exposed; increased risk of embargoes or economic sanctions on a country, sector, or issuer; greater governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on non-U.S. investment, capital controls and limitations on repatriation of invested capital, dividends, interest, and other income, and on the Fund's ability to exchange local currencies for U.S. dollars; lower levels of liquidity; inability to purchase and sell investments or otherwise settle security or derivative transactions; greater risk of issues with share registration and safe custody; unavailability of currency hedging techniques;

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differences in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and longer settlement; and difficulties in obtaining and/or enforcing legal judgments.

Financial Services Risk. The risk that an investment in issuers in the financial services sector may be adversely affected by, among other things: (i) changes in the regulatory framework or economic conditions that may negatively affect financial service businesses; (ii) exposure of a financial institution to non-diversified or concentrated loan portfolios; (iii) exposure to financial leverage and/or investments or agreements which, under certain circumstances, may lead to losses, for example sub-prime loans; (iv) the risk that a market shock or other unexpected market, economic, political, regulatory, or other event might lead to a sudden decline in the values of most or all companies in the financial services sector; and (v) the interconnectedness or interdependence among financial services companies, including the risk that the financial distress or failure of one financial services company may materially and adversely affect a number of other financial services companies.

Focused Investment Risk. To the extent that the Fund focuses its investments in the securities of a particular issuer or companies in a particular country, group of countries, region, market, industry, group of industries, sector, or asset class, the Fund's exposure to various risks may be heightened, including price volatility and adverse economic, market, political, or regulatory occurrences affecting that issuer, country, group of countries region, market, industry, group of industries, sector, or asset class.

Foreign (Non-U.S.) Investment Risk. Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the values of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities.

Frontier Market Risk. Because frontier markets are among the smallest, least mature and least liquid of the emerging markets, investments in frontier markets generally are subject to a greater risk of loss than investments in developed markets or traditional emerging markets. Frontier market countries have smaller economies, less developed capital markets, more political and economic instability, weaker legal, financial accounting and regulatory infrastructure, and more governmental limitations on foreign investments than typically found in more developed countries, and frontier markets typically have greater market volatility, lower trading volume, lower capital flow, less investor participation, fewer large global companies and greater risk of a market shutdown than more developed markets. Frontier markets are more prone to economic shocks associated with political and economic risks than are emerging markets generally. Many frontier market countries may be dependent on commodities, foreign trade, or foreign aid.

Growth Investing Risk. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. If the Adviser's assessment of the prospects for a company's growth is wrong, or if the Adviser's judgment of how other investors will value the company's growth is wrong, then the price of the company's stock may fall or not approach the value that the Adviser has placed on it. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer's bonds and preferred stock generally take precedence over the claims of those who own common stock.

Investment Company Risk. The Fund may invest in shares of other investment companies, including ETFs. To the extent that the Fund invests in shares of another investment company or ETF, investors bear their proportionate share of the expenses of the underlying investment company or ETF. ETFs and closed-end investment companies may trade at a price below their net asset value ("NAV").

Issuer Risk. The value of the Fund's investments may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, in addition to the historical and prospective earnings of the issuer and the value of its assets.

Leverage Risk. Certain transactions may give rise to a form of leverage, including, but not limited to, derivative instruments, certain ETFs, reverse repurchase agreements, loans of portfolio securities and the use of when-issued, delayed-delivery or forward-commitment transactions. Leveraging may cause the Fund to liquidate portfolio positions to satisfy its obligations at disadvantageous times or prices. Leveraging, including borrowing, may cause the Fund's performance to be more volatile than if the Fund had not been leveraged. Certain types of leveraging transactions could theoretically be subject to unlimited losses.

Limited Operating History Risk. A newly formed Fund has no or a limited operating history for investors to evaluate. A newly formed Fund may not attract sufficient assets to achieve or maximize investment and operational efficiencies and remain viable. If a newly formed Fund fails to achieve sufficient scale, it may be liquidated.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund's investments in securities that are or become illiquid may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.

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Management and Operational Risk. The Fund is subject to management risk because it is actively managed. The Adviser will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired outcome. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the Adviser in managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective.

Cyber-attacks, disruptions, or failures that affect the Fund's service providers, the Fund's counterparties, market participants, issuers of securities held by the Fund, or the systems or technology on which the Fund may rely may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations, such as calculating the Fund's NAV or processing redemptions.

Market Risk. Market risk is the risk that securities prices will fall over short or extended periods of time. Historically, the securities markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. In response to governmental actions or intervention, political, economic, or market developments, or other external factors, markets may experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods.

Portfolio Turnover Risk. It is anticipated that Equity Funds that use quantitative strategies will experience high rates of portfolio turnover, which may result in payment by the Fund of above-average transaction costs. High portfolio turnover may involve correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions. It may result in increased realization of net short-term capital gains (which are taxable to shareholders as ordinary income when distributed to them), higher taxable distributions and lower after-tax performance.

All investments are subject to inherent risks, and an investment in the Fund is no exception. Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION

Because the Fund commenced operations on March 31, 2017, total return information is not yet available for a full calendar year. Financial information for the Fund from March 31, 2017 through May 31, 2017 is available in the Financial Highlights section of this prospectus. The performance information provided by the Fund in the future will give some indication of the risks of an investment in the Fund by showing changes against those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund's performance can be obtained by visiting www.pncfunds.com/all/class_i/default.fs or by calling 1-800-622-FUND (3863).

MANAGEMENT OF THE FUND

Investment Adviser

PNC Capital Advisors, LLC is the investment adviser to the Fund.

Portfolio Managers

Name	Years as Member of Fund's Portfolio Management Team	Title
Martin C. Schulz, J.D.	Since the Fund's	Managing Director
inception
Calvin Y. Zhang	Since the Fund's	Senior Analyst/Portfolio
	inception	Manager

Purchase and Sale of Fund Shares

You may purchase or redeem (sell) Fund shares by phone, mail, wire, or online on each day that the New York Stock Exchange ("NYSE") is open. Shares cannot be purchased by wire transactions on days when banks are closed.

Class R Shares are generally available for purchase by qualified plans maintained pursuant to Sections 401(a) or 403 of the Internal Revenue Code of 1986, as amended (the "Code") (including 401(k) plans, Keogh plans, profit-sharing pension plans, money purchase pension plans, target benefit plans, defined benefit plans, and Taft-Hartley multi-employer pension plans), health care benefit fund plans or voluntary employees' beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Code (collectively, "Qualified Plans"), non-qualified deferred compensation plans, IRAs and other accounts whereby the plan or the plan's financial service firm has an agreement with the underwriter or the Adviser to utilize Class R Shares in certain investment products or programs, endowment funds, foundations, any state, county or city or its instrumentality, department, authority or agency, 457 Plans, including 457(a) governmental entity plans and tax-exempt plans, accounts registered to insurance companies, trust companies and bank trust departments, investment companies (both affiliated and not affiliated with the Adviser), and any entity considered a corporation for tax purposes (including corporate non-qualified deferred compensation plans of such corporations).

By Phone, Wire, or through a Systematic Plan: contact your financial intermediary or, if you hold your shares directly through the Fund, you should contact PNC Funds by phone at 1-800-622-FUND (3863).

By Mail: write to PNC Funds c/o The Bank of New York Mellon, P.O. Box 9795, Providence, RI 02940-9795.

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By Internet: www.pncfunds.com.

Minimum Initial Investments:

•  In general, the Fund's minimum initial investment is $1,000 for Class A Shares;

•  If purchasing Class A Shares through a Planned Investment Program ("PIP"), the minimum initial investment of $1,000 is waived as long as the minimum systematic purchase is $1001;

•  There is no minimum investment amount for Class I and Class R Shares, except as described in the section of this prospectus entitled "Purchasing, Exchanging and Redeeming Fund Shares."

Minimum Subsequent Investments:

•  The minimum subsequent investment amount for Class A Shares, including when shares are purchased through PIP, is $1001;

•  For Class I and Class R Shares, there is no minimum subsequent investment amount;

•  For Class R Shares, specified plans may establish various minimum investment and account size requirements; ask your plan administrator for more information;

The Fund's initial and subsequent investment minimums may be reduced or waived in some cases.

1  Prior to September 28, 2017, PIPs were subject to initial and subsequent investment minimums of $50. PIP accounts established prior to that date will continue to be subject to the lower investment minimums.

Tax Information

The Fund's distributions generally will be taxed to you as ordinary income or capital gains if you hold shares in a taxable account. If you are invested in the Fund through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, you generally will not be subject to tax on Fund distributions so long as your Fund shares remain in the arrangement, but you may be taxed upon your withdrawal of monies from the arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary's website for more information.

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PNC Funds

P.O. Box 9795

Providence, RI 02940-9795

SUM-EQEME-0917